EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)
Reporting Period: 07-01-09 to 07-31-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/John Maciel	August 24, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

Washington Mutual, Inc., et al	Case No.08-12229 (MFW)
July 2009 Monthly Operating Report -- UNAUDITED
MOR 1 --Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 06/30/2009	261,650,627	3,672,480,303	4,656	748,691	123,227,724	3,817,212	4,061,929,213	53,552,387	3,589,392	57,141,779	4,119,070,992

Receipts

Interest & investment returns	43,011	603,695	1	123	7,379	1,516,694	2,170,903	8,804	16,792	25,596	2,196,499
Tax refunds							-			-	-
Interest - BNY Mellon trust account						182	182			-	182
Reimbursements/distributions from subs						6,293	6,293			-	6,293
Sales of assets/securities							-			-	-
Return of funds from debt trustee							-			-	-
Death benefit proceeds							-				-
Other miscellaneous receipts						1,227	1,227			-	1,227
Total Receipts	43,011	603,695	1	123	7,379	1,524,396	2,178,605	8,804	16,792	25,596	2,204,201

Transfers

Sweep to/(from) Money Market account					(2,000,000)	2,000,000	-			-	-
Sweep to Wells Managed Account					(100,000,000)	-	(100,000,000)			-	(100,000,000)
Total Transfers	-	-	-	-	(102,000,000)	2,000,000	(100,000,000)	-	-	-	(100,000,000)

Disbursements

Salaries and benefits						327,634	327,634	-	-	-	327,634
Travel and other expenses						17,576	17,576	-	-	-	17,576
Occupancy and supplies						147,028	147,028	-	-	-	147,028
Professional fees						1,958,715	1,958,715	-	-	-	1,958,715
Other outside services						973,973	973,973	-	-	-	973,973
Bank fees						128,053	128,053	-	839	839	128,893
US Trustee quarterly Fees						20,000	20,000	-	325	325	20,325
Directors fees						65,000	65,000	-	-	-	65,000
Miscellaneous adjustments						-	-	-	-	-	-
Total Disbursements	-	-	-	-		3,637,978	3,637,978	-	1,164	1,164	3,639,142

Net Cash Flow	43,011	603,695	1	123	(101,992,621)	(113,582)	(101,459,373)	8,804	15,627	24,431	(101,434,941)

Cash - End of Month	261,693,638	3,673,083,998	4,657	748,814	21,235,103	3,703,630	3,960,469,840	53,561,191	3,605,019	57,166,210	4,017,636,051

GL Balance	261,693,638	3,673,083,998	4,657	748,814	21,235,103	3,703,630	3,960,469,840	53,561,191	3,605,019	57,166,210	4,017,636,050

Net value - short-term securities							647,495,125			217,334,000	864,829,125

Total Cash & Cash Equivalents							4,607,964,964			274,500,210	4,882,465,175

Washington Mutual, Inc., et al	Case No.08-12229 (MFW)

July 2009 Monthly Operating Report -- UNAUDITED

MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements except that certain account ending in 4234 (the "Excluded Account"). The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month

30 days after month end.

Recently, JPMorgan Chase Bank, National Association (“JPM”) transitioned the Excluded Account from the WaMu deposit platform to the Chase deposit platform.  Since the transition, JPM has not provided the Debtors with account statements related to the Excluded Account for each of May and June 2009.  JPM has provided a statement that reconciles to  the Debtors’ July 31, 2009 balance.

/s/ John Maciel

John Maciel

Chief Financial Officer

Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended July 31, 2009

		Check		Amount Paid* - Jul'09		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	05/1/09 - 05/31/09	Wire	07/28/09	$ 381,814.80	$ 30,871.34	$5,141,136.65	$ 181,185.09
Alvarez & Marsal				-	-	14,096,210.94	707,577.03
CONSOR Intellectual Asset Management	04/01/09 - 05/31/09	1451, 1484	07/02/09, 07/16/09	108,386.00	3,249.00	166,372.80	3,249.00
Davis Wright Tremaine LLP	04/01/09 - 04/30/09	1470	07/09/09	32,905.20	217.91	580,894.40	19,722.30
Elliott Greenleaf	04/01/09 - 05/31/09	1510	07/28/09	45,763.20	2,784.77	45,763.20	2,784.77
FTI Consulting, Inc.	05/01/09 - 05/31/09	Wire	07/23/09	198,264.00	167.36	2,151,056.00	21,169.61
Gibson, Dunn & Crutcher LLP				-	-	312,031.05	5,497.49
Grant Thornton				-	-	123,399.10	6,044.24
Joele Frank, Wilkinson Brimmer Katcher	05/01/09 - 06/30/09	1473	07/09/09	13,433.75	1,066.51	91,072.50	5,689.86
John W. Wolfe, P.S.	05/01/09 - 05/31/09	1486	07/16/09	62,979.60	109.78	258,438.40	242.50
Kurtzman Carson Consultants LLC	05/01/09 - 06/30/09	1487, 1513	07/16/09, 07/28/09	107,548.72	-	1,066,775.34	-
Miller & Chevalier Chartered				-	-	94,606.60	-
McKee Nelson LLP				-	-	434,784.35	7,725.80
Milliman				-	-	29,697.49	-
Pepper Hamilton LLP	04/01/09 - 04/30/09	Wire	07/16/09	75,758.80	5,119.92	1,063,122.12	56,197.45
Perkins Coie LLP	10/01/08 - 01/31/09	Wire	07/23/09	95,563.15	-	720,001.35	16,913.77
Quinn Emanuel Urquhart Oliver & Hedges	04/01/09 - 04/30/09	Wire	07/09/09	682,644.40	17,755.31	682,644.40	17,755.31
Richards, Layton & Finger P.A.				-	-	185,041.40	20,766.95
Shearman & Sterling LLP	12/01/08 - 01/31/09	Wire	07/23/09	92,311.10	-	591,336.70	16,700.20
Simpson Thacher & Bartlett LLP				-	-	227,906.45	1,746.04
Towers, Perrin, Forster & Crosby, Inc.				-	-	80,901.43	-
Weil, Gotshal & Manges LLP				-	-	7,531,948.00	182,876.25

Total				$1,897,372.72	$ 61,341.90	$35,675,140.67	$ 1,273,843.66

* Interim fee applications for the period 10/01/08 - 01/31/09 and multiple invoices were paid during this period.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

Washington Mutual, Inc., et al	Case No.08-12229 (MFW)
July 2009 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 7/1/09 to 7/31/09

	Washington Mutual, Inc.		WMI Investment Corp.
	July 2009	Cumulative to Date	July 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	726,865	8,915,155	34,658	397,193
Securities	291,158	2,560,567	4,286	2,976,201
Notes receivable - intercompany	44,846	839,468	-	1
Other	182	1,029,895	-	-
Total interest income	1,063,052	13,345,086	38,944	3,373,395
Earnings (losses) from subsidiaries and other equity investments	5,232,067	(211,236,822)	-	(23,722,803)
Gains (losses) from securities / investments	14,196	(12,516,224)	4,633	(112,354,077)
Other income	(17,077)	1,978,081	-	(0)
Total revenues	6,292,237	(208,429,879)	43,577	(132,703,485)

Operating expenses:
Compensation and benefits	420,066	4,093,905	-	-
Occupancy and equipment	102,113	835,528	-	-
Professional fees	317,194	3,746,579	-	148
Loss / (Income) from BOLI/COLI policies	(260,451)	(5,046,283)	-	-
Management fees / Transition services	256,249	1,845,026	-	-
Insurance	416,668	14,070,170	-	-
Other	272,441	947,659	15,640	368,697
Total operating expenses	1,524,280	20,492,584	15,640	368,845

Net profit (loss) before other income and expenses	4,767,957	(228,922,463)	27,937	(133,072,330)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization
items	4,767,957	(173,894,463)	27,937	(133,072,330)

Reorganization items:
Professional fees	5,396,968	53,767,945	-	-
US Trustee quarterly fees	10,400	63,400	325	5,850
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	272,686	5,575,869	-	-
Total reorganization items	5,680,054	59,407,215	325	5,850
Net profit (loss) before income taxes	(912,097)	(233,301,677)	27,612	(133,078,180)

Income taxes	-	50	-	-

Net profit (loss)	(912,097)	(233,301,727)	27,612	(133,078,180)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No.08-12229 (MFW)
July 2009 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 7/31/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	7/31/09	9/26/08	7/31/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,607,964,964	4,018,083,009	274,500,210	52,974,376
Restricted cash and cash equivalents	98,303,994	145,668,884	-	-
Investment securities	65,679,021	59,688,627	-	266,444,881
Accrued interest receivable	870,604	413,253	10,427	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	477,979,473	742,680,150	22,187,560	22,187,560
Prepaid expenses	1,910,522	11,311,510	-	-
Cash surrender value of BOLI/COLI	88,000,345	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	2,092,488	23,668,909	40,715,371	65,952,708
Investment in subsidiaries	1,475,193,890	1,895,218,467	-	-
Notes receivable - intercompany	12,229,590	58,001,133	565,844,197	565,844,197
Fixed Assets	108,175	-	-	-
Other assets	79,057,611	23,489,277	-	-
Total assets	6,948,564,599	7,701,133,028	903,257,765	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	6,723,731	-	-	-
Taxes payable	-	-	-	-
Accrued wages and benefits	912,405	-	-	-
Other accrued liabilities	15,349,508	-	15,125	-
Rent and equipment lease payable	-	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	1,113,019	3,104,022	-	-
Total post-petition liabilities	24,098,663	3,104,022	15,125	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,421,167	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,273,601,752	8,278,878,868	-	-

Total liabilities	8,297,700,415	8,281,982,890	15,125	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(755,124,817)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,804,781)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(233,301,727)	-	(133,078,180)	-
Total shareholders' equity	(1,349,135,816)	(580,849,862)	903,242,640	977,488,380

Total liabilities and shareholder's equity	6,948,564,599	7,701,133,028	903,257,765	977,488,380

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1:  Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2:  Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $98 million includes $40 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $5 million held as part of a Rabbi Trust.

Note 3:  Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”).This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $179 million.

Note 4:  Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Note 5:  Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected.Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may seek to claim all or a portion of the expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period. Income tax expense contains alternative minimum taxes paid in certain states.

Note 6:  Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No.08-12229 (MFW)
July 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		29,505.00		61,253.29	(60,535.29)	30,223.00					-
FICA -- Employee		4,994.08		10,487.78	(10,517.18)	4,964.68					-
FICA -- Employer		4,994.08	10,487.78		(10,517.18)	4,964.68					-
Unemployment		80.37	31.63			112.00					-
Income	**					-					-
Other:						-					-
Total Federal		39,573.53	10,519.41	71,741.07	(81,569.65)	40,264.36	-	-	-	-	-

State and Local

Withholding	n/a
Sales/Use	***					-
Unemployment		1,452.01	254.72		(1,452.01)	254.72
Disability		1,164.30	238.00	158.27	(1,164.30)	396.27
Real Property	n/a					-
Personal Property	n/a					-
Other	****	5,184.59	858.81	-	(5,184.59)	858.81
						-
Total State and Local		7,800.90	1,351.53	158.27	(7,800.90)	1,509.80	-	-	-	-	-

Total Taxes		47,374.43	11,870.94	71,899.34	(89,370.55)	41,774.16	-	-	-	-	-

NOTES

**WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments. WMI has booked $50.00 of state income tax on its post-petition income tax provision for its 2008 Arizona corporate income tax extension payment that was paid in April 2009.

***WMI does not have any Washington or City of Seattle sales/use tax liability for the month of July.

**** WMI reported and remitted $2,550.92 in Seattle Business License Tax liability to the City of Seattle on July 8, 2009. This remittance covered the post-bankruptcy period of 2008 Q4 (Oct,Nov, Dec) and 2009 Q1 (Jan, Feb, Mar). In addition, WMI reported and remitted $2,062.93 in WA B&O tax for 2009 Q2; and $570.74 in Seattle Business License Tax Liability for 2009 Q2, on July 27, 2009. WMI accrued $672.70 in WA B&O tax liability for July 2009; and $186.11 of Seattle business license tax liability for July 2009. 2009 Q3 returns covering the months of July, August, and September will be filed on October 31, 2009.

I attest that all tax returns have been filed in accordance withfederal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 7/01/2009 through 7/31/2009

Property Tax Filings:

No property tax returns were filed during the period 7/01/2009 through 7/31/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 7/01/2009 through 7/31/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	7/03/2009	7/03/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	7/15/2009	7/15/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	7/22/2009	7/22/2009
WMI	Washington	Unemployment summary of deposits and filings (quarterly)	7/31/2009	7/31/2009
WMI	Washington	Labor and industries (quarterly)	7/31/2009	7/31/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	City of Seattle	Business and occupation tax return (quarterly)	*	7/08/2009
WMI	City of Seattle	Business and occupation tax return (quarterly)	*	7/08/2009
WMI	Washington	Business and occupation tax return (quarterly)	7/31/2009	7/27/2009
WMI	City of Seattle	Business and occupation tax return (quarterly)	7/31/2009	7/27/2009

* Following WMI's bankruptcy filing, the City of Seattle closed WMI's business and occupation tax account.However, WMI subsequently determined that it was liable for business and occupation tax despite being in bankruptcy.The City of Seattle reopened WMI's account, and WMI filed business occupation tax returns for the periods 2008 Q4 and 2009 Q1 to the City of Seattle on July 8, 2009.These returns were treated as being timely filed by the City of Seattle as no penalty or interest was assessed.Going forward, WMI will report and remit business and occupation tax to the City of Seattle on a quarterly basis.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
As ofJuly 31, 2009

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

Akin, Gump, Strauss, Hauer & Feld LLP	$479,389.60	$-	$-	$ -	$479,389.60
Alvarez & Marsal	2,766,225.86	-	-	-	2,766,225.86
Chin, Jodi M.	509.92	-	-	-	509.92
CONSOR Intellectual Asset Management	41,593.20	-	-	-	41,593.20
CP Energy Group, LLC	49,349.59	-	-	-	49,349.59
Davis Wright Tremaine LLP	36,137.20	-	-	-	36,137.20
Depository Trust Company	1,472.00	-	-	-	1,472.00
Elliott Greenleaf	69,549.07	-	-	-	69,549.07
FTI Consulting, Inc.	188,742.50	-	-	-	188,742.50
Gibson, Dunn & Crutcher LLP	152,548.84	-	-	-	152,548.84
Grant Thornton	36,329.90	-	-	-	36,329.90
Integra Telecom	3,340.61	-	-	-	3,340.61
Intralinks	(1,300.00)	-	-	-	(1,300.00)
John W. Wolfe, P.S.	99,512.10	-	-	-	99,512.10
Live Technology	3,000.00	-	-	-	3,000.00
Mark Monitor, Inc.	12,900.00	-	-	-	12,900.00
Master License Service (WA)	59.00	-	-	-	59.00
McKee Nelson LLP	344,433.83	-	-	-	344,433.83
Miller & Chevalier Chartered	32,674.40	-	-	-	32,674.40
Pepper Hamilton LLP	169,251.55	-	-	-	169,251.55
Perkins Coie LLP	194,758.35	-	-	-	194,758.35
PricewaterhouseCoopers LLP	873,987.99	-	-	-	873,987.99
Quinn Emanuel Urquhart Oliver & Hedges	958,617.90	-	-	-	958,617.90
Richards, Layton & Finger P.A.	27,617.99	-	-	-	27,617.99
Shearman & Sterling LLP	47,807.68	-	-	-	47,807.68
Simpson Thacher & Bartlett LLP	132,279.12	-	-	-	132,279.12
Smith, Charles E.	2,043.22	-	-	-	2,043.22
Z7 Networks, LLC	900.00	-	-	-	900.00

Total	$6,723,731.42	$-	$-	$ -	$ 6,723,731.42

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”
** Unapplied credit.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.

5.	New accounts opened during the reporting period:

Company	Bank	Account Number

Washington Mutual, Inc.	Wells Fargo/Wells Capital Mgmt	xxxx7300
WMI Investment Corp	Wells Fargo/Wells Capital Mgmt	xxxx7200